UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
Form 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2025
_______________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

200 Parker Dr., Suite C100A, Austin, Texas 78728
(Address of principal executive offices, including zip code)

(408)-941-7100
Registrant’s telephone number, including area code
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVNW	NASDAQ Stock Market LLC
Preferred Share Purchase Rights		NASDAQ Stock Market LLC

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement
On August 28, 2025, Aviat Networks, Inc., a Delaware corporation (the “Company,” “Aviat”, “we,” “us,” or “our”) entered into a Third Amendment to Credit Agreement (the “Credit Agreement Amendment”), with Aviat U.S., Inc. (“Opco”), Aviat Networks (S) Pte. Ltd. (the “Singapore Borrower” and together with the Company and Opco, the “Borrowers”) and Wells Fargo Bank, National Association, as administrative agent, swingline lender and issuing lender and Wells Fargo Securities LLC, Citigroup Global Markets Inc., and Regions Capital Markets as joint lead arrangers and joint bookrunners (the “Lender”).
The Credit Agreement Amendment amends and modifies that certain Secured Credit Facility Agreement dated May 9, 2023, by and among the Company, the Borrowers, and the Lender (as amended, the “Loan Facility” or the “Credit Agreement”). The Credit Agreement Amendment provided for changes and modifications to the Credit Agreement, which include, among other things, (i) an increase in the Incremental Term Loan Commitments (as that term is defined in the Credit Agreement) by $20,000,000 in the aggregate; (ii) an increase in the Revolving Credit Commitment (as that term is defined in the Credit Agreement) by $20,000,000 in the aggregate; and (iii) that the increased Incremental Term Loan Commitments and Revolving Credit Commitment be made by new lenders not originally party to the Credit Agreement.
The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1*¥	Third Amendment to Credit Agreement, dated August 28, 2025, by and among the Borrowers and the Lender
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished herewith
¥	Certain portions of this exhibit were redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

Date: September 2, 2025	By:	/s/ Michael Connaway
		Name:	Michael Connaway
		Title:	Senior Vice President and Chief Financial Officer